UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2008 (November 3, 2008)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)
(614) 283-6500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 7, 2008, Abercrombie & Fitch Co. (“A&F” or the “Registrant”) announced that Jonathan E. Ramsden has been selected to serve as Executive Vice President and Chief Financial Officer of A&F, effective upon his joining A&F in early to mid-December 2008. For the past 10 years, Mr. Ramsden has served as the chief financial officer and a member of the executive team of TBWA Worldwide, a large advertising agency network with more than 11,000 employees worldwide and a division of Omnicom Group Inc. (NYSE: OMC). Prior to becoming the chief financial officer of TBWA Worldwide, Mr. Ramsden served as controller and principal accounting officer of Omnicom Group for more than two years.
     In connection with his employment with A&F, Mr. Ramsden will receive an annual base salary of $700,000, and his target incentive level under A&F’s Incentive Compensation Performance Plan will be 75% of his base salary. Upon joining A&F, Mr. Ramsden will receive a one-time signing bonus of $150,000 and a grant of 10,000 stock options and 10,000 restricted stock units. In addition, in lieu of the annual grant typically made to senior executives, which is anticipated to occur in March 2009, Mr. Ramsden will receive a grant upon his employment of 50,000 stock options and 30,000 restricted stock units. Both the one-time grant and the annual grant of stock options and restricted stock units will be upon terms and subject to a vesting schedule substantially similar to those established for A&F’s other senior executives. Mr. Ramsden also will be entitled to participate in A&F’s benefit plans and receive limited perquisites consistent with those provided to other senior executives of A&F.

Item 8.01.	Other Events.
On November 7, 2008, A&F issued a news release announcing the selection of Jonathan E. Ramsden to serve as Executive Vice President and Chief Financial Officer of A&F, effective upon his joining A&F in early to mid-December 2008. A copy of the news release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)-(c) Not applicable
(d) Exhibits:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on November 7, 2008 related to the selection of Jonathan E. Ramsden as Executive Vice President and Chief Financial Officer
[Remainder of page intentionally left blank; signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: November 7, 2008	By:	/s/ David S. Cupps
David S. Cupps
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on November 7, 2008 related to the selection of Jonathan E. Ramsden as Executive Vice President and Chief Financial Officer